NOTES PAYABLE (Details Narrative) - USD ($)	1 Months Ended	12 Months Ended
	Apr. 19, 2017	Apr. 30, 2017	Apr. 30, 2016	Jan. 02, 2013
Accrued interest		$ 273,870	$ 236,370
Accrued interest payable on convertible notes payable		190,343	152,165
Proceeds from convertible notes payable		208,782
Convertible note payable Description

The Company can redeem the note at any time prior to 90 days from the issuance date at a redemption price of 120% plus accrued interest. The redemption price thereafter increases to 125%, plus accrued interest, until the 120th day from issuance. The note is due and payable on the 180th day after issuance at a redemption price of 150% plus accrued interest. The holder of the note, at its option, may convert the unpaid principal balance of, and accrued interest on, the note into shares of the Company’s common stock at a 40% discount from the lowest trading price during the 20 days prior to conversion. Prior to the 180th day after issuance, the conversion price cannot be less than a floor of $.03 per share of common stock. The Company has identified this conversion feature as a derivative and estimated the fair value of the derivative using a multinomial lattice model simulation. (See Note 11). The note also contains penalty provisions in the event of our default in repayment of the note (if not converted by the holder into shares of common stock) after 180 days from issuance.

Note issued for discount	$ 138,000
Discount on convertible note payable		136,284
Accrued dividends on convertible preferred stock		262,393	$ 529,474
Convertible Notes Payable [Member]
Accrued interest payable on convertible notes payable		$ 524
New notes issued				120,000
Note interest rate, monthly				1.87%
Increase to debt discount				$ 30,000
Issue of shares				300,000
Note secured by common stock				900,000
Conversion price per share		$ 3.70
Closing price per share of common stock				$ 0.10
Convertible note payable percent		12.00%
Conversion of principal amount		$ 145,000